                                 NETZERO, INC.
                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

       This Series C Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") is made as of __________________, by and between NetZero, Inc., a California corporation (the "Company"), and David C. Bohnett ("Optionee" or "Purchaser").

       All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

   A.  EXERCISE OF OPTION

       1. EXERCISE. Optionee hereby purchases 150,000 shares of Series C Preferred Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on December 4, 1998 (the "Grant Date") to purchase up to 150,000 shares of Series C Preferred Stock (the "Option Shares") at the exercise price of $0.6446 per share (the "Exercise Price").

       2. PAYMENT. Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I with respect to the Purchased Shares.

       3. SHAREHOLDER RIGHTS. Until such time as the Company exercises the Repurchase Right, Optionee (or any successor in interest deriving their claim of ownership through a Permitted Transfer from Optionee, such successor an "Owner") shall have all the rights of a shareholder with respect to the Purchased Shares as set forth in the Company's Articles of Incorporation, as amended (including voting, dividend, liquidation and conversion rights), subject, however, to the transfer restrictions of Article B.

   B.  SECURITIES LAW COMPLIANCE

       1. EXEMPTION FROM REGISTRATION. Purchaser acknowledges that the Purchased Shares are not being registered under the Securities Act of 1933, as amended (the "1933 ACT"), based, in part, on reliance that the issuance of the Purchased Shares is exempt from registration under Section 4(2) of the 1933 Act as not involving any public offering. Purchaser further acknowledges that the Company's reliance on such exemption is predicated, in part, on the representations set forth below made by Purchaser to the Company:

           (a) Purchaser is acquiring the Purchased Shares solely for his own account, for investment purposes only, and not with an intent to sell, or for resale in connection with any distribution of all or any portion of the Shares within the meaning of the 1933 Act;

           (b) Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933;

           (c) In evaluating the merits and risks of an investment in the Purchased Shares, Purchaser has relied upon the advice of Purchaser's legal counsel, tax advisors, and/or other investment advisors;

           (d) Purchaser is experienced in evaluating and investing in companies such as the Company. In addition, Purchaser has a preexisting business relationship with the Company. Purchaser has been given access to all books, records and other information of the Company which Purchaser has desired to review and analyze in connection with Purchaser's purchase of the Purchased Shares hereunder;

           (e) Purchaser is aware that an investment in securities of a closely held corporation such as the Company is non-marketable, non-transferable and will require Purchaser's capital to be invested for an indefinite period of time, possibly without return. Purchaser has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the entire purchase price paid for the Purchased Shares;

           (f) Purchaser understands that the Shares being purchased hereunder are characterized as "restricted securities" under the federal securities laws since the Purchased Shares are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. Purchaser understands that the Company has no obligation to file a registration statement under the 1933 Act for the Purchased Shares or to otherwise assist Purchaser in complying with any exemption from registration. Purchaser represents that Purchaser is familiar with Rule 144 promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act; and

           (g) At no time was an oral representation made to Purchaser relating to the purchase of the Purchased Shares or was Purchaser presented with or solicited by any leaflet, public or promotional material, newspaper or magazine article, radio or television advertisement or any other form of general advertising relating to the purchase hereunder.

       2. DISPOSITION OF PURCHASED SHARES. Purchaser hereby agrees that Purchaser shall make no disposition of the Purchased Shares unless and until:

           (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary in reasonable detail of the terms and conditions of the proposed disposition;

           (b) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

           (c) Purchaser shall have provided the Company with reasonable written assurances, in form and substance satisfactory to the Company, that
(i) the proposed disposition does not require registration or qualification of the Shares under the 1933 Act or any state securities laws or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any state securities laws or of any exemption from registration available under the 1933 Act (including Rule 144) or any state securities laws has been taken; and

           (d) Purchaser shall have provided the Company with reasonable written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares.

       The Company shall NOT be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Article II NOR (ii) to treat as the owner of the Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

       3. RESTRICTIVE LEGENDS. In order to reflect the restrictions on disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including the following legends:

           (i) "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

           (ii) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTOR'S RIGHTS AGREEMENT AMONG THE ISSUER, THE HOLDER OF THE SECURITIES EVIDENCED HEREBY (OR SUCH HOLDER'S PREDECESSOR IN INTEREST) AND CERTAIN OTHER SHAREHOLDERS WHICH MAY RESTRICT THE DISPOSITION OF SUCH SHARES FOLLOWING A PUBLIC OFFERING OF THE COMPANY'S SECURITIES."

           (iii) Any legends required by state securities laws.

       C.  REPURCHASE RIGHT

           1. GRANT. The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60) day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60) day period following the execution date of this Agreement, to repurchase at the Exercise Price any or all of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or the special vesting acceleration provisions of Paragraph C.6 of this Agreement (such shares to be hereinafter referred to as the "Unvested Shares").

           2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60) day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Company on or before the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Company shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

           3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph C.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to the Investors' Rights Agreement.

           4. AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

           5. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Company's capital structure; provided, however, that the aggregate purchase price shall remain the same.

           6. CORPORATE TRANSACTION.

              (a) The Repurchase Right shall automatically terminate in its entirety, and all the Purchased Shares shall vest in full, immediately prior to the consummation of any Corporate Transaction, except to the extent the Repurchase Right is to be assigned to the successor entity in such Corporate Transaction.

              (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Company's capital structure; provided, however, that the aggregate purchase price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Corporate Transaction shall be immediately deposited in escrow with the Company (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

              (c) The Repurchase Right shall also terminate on an accelerated basis, and the Purchased Shares shall immediately vest in full, in the event Optionee voluntarily resigns from the Board at the request of the Company's Board of Directors or controlling shareholders, if Optionee is involuntarily removed from the Board for any reason other than Misconduct, or if Optionee is not re-elected to the Board for any reason other than Misconduct.

       D. SPECIAL TAX ELECTION

          The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code
Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE
SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE
SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

       E. GENERAL PROVISIONS

          1. ASSIGNMENT. The Company may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Company.

          2. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          3. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

          4. NO WAIVER. The failure of the Company in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          5. CANCELLATION OF SHARES. If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          6. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

          7. AGREEMENT IS ENTIRE CONTRACT. This Agreement and the Option Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.

          8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

          9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          10. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

          IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement on the day and year first indicated above.

                             COMPANY:

                             NETZERO, INC.
                             a California corporation

                             /s/ RONALD T. BURR
                             -----------------------------------------
                             By:  Ronald T. Burr
                             Its President


                             PURCHASER:

                             /s/ DAVID C. BOHNETT
                             -----------------------------------------
                             David C. Bohnett